Fourth Quarter 2017 Earnings Release Presentation January 30, 2018 Exhibit 99.2

Safe Harbor Statement From time to time, our comments and releases may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “forecast,” “guidance,” “intends,” “targeted,” “continue,” “remain,” “should,” “may,” “plans,” “estimates,” “will,” “will continue,” “will remain,” variations on such words or phrases, or similar references to future occurrences or events in future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of Independent Bank Group or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Independent Bank Group’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Independent Bank Group’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Many possible events or factors could affect our future financial results and performance and could cause such results or performance to differ materially from those expressed in forward looking statements. These factors include, but are not limited to, the following: (1) The Company’s ability to sustain its current internal growth rate and total growth rate; (2) changes in geopolitical, business and economic events, occurrences and conditions, including changes in rates of inflation or deflation, nationally, regionally and in the Company’s target markets, particularly in Texas and Colorado; (3) worsening business and economic conditions nationally, regionally and in the Company’s target markets, particularly in Texas and Colorado, and the geographic areas in those states in which the Company operates; (4) the Company’s dependence on its management team and its ability to attract, motivate and retain qualified personnel; (5) the concentration of the Company’s business within its geographic areas of operation in Texas and Colorado; (6) changes in asset quality, including increases in default rates and loans and higher levels of nonperforming loans and loan charge-offs; (7) concentration of the loan portfolio of Independent Bank, before and after the completion of acquisitions of financial institutions, in commercial and residential real estate loans and changes in the prices, values and sales volumes of commercial and residential real estate; (8) the ability of Independent Bank to make loans with acceptable net interest margins and levels of risk of repayment and to otherwise invest in assets at acceptable yields and presenting acceptable investment risks; (9) inaccuracy of the assumptions and estimates that the managements of Independent Bank and the financial institutions that it acquires make in establishing reserves for probable loan losses and other estimates; (10) lack of liquidity, including as a result of a reduction in the amount of sources of liquidity, that the Company currently has; (11) material increases or decreases in the amount of deposits held by Independent Bank or other financial institutions that the Company acquires and the cost of those deposits; (12) the Company’s access to the debt and equity markets and the overall cost of funding its operations; (13) regulatory requirements to maintain minimum capital levels or maintenance of capital at levels sufficient to support the Company’s anticipated growth; (14) changes in market interest rates that affect the pricing of the loans and deposits of each of Independent Bank and the financial institutions that the Company acquires and the net interest income of each of Independent Bank and the financial institutions that the Company acquires; (15) fluctuations in the market value and liquidity of the securities the Company holds for sale, including as a result of changes in market interest rates; (16) effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (17) the institution and outcome of, and costs associated with, litigation and other legal proceedings against one of more of the Company, Independent Bank and financial institutions that the Company acquires or to which any of such entities is subject; (18) the occurrence of market conditions adversely affecting the financial industry generally; (19) the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by the Company’s regulators, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, specifically the Dodd-Frank Act stress testing requirements as the Company approaches $10 billion in total assets, and changes in federal government policies; (20) changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the SEC and the Public Company Accounting Oversight Board, or PCAOB, as the case may be; (21) governmental monetary and fiscal policies; (22) changes in the scope and cost of FDIC insurance and other coverage; (23) the effects of war or other conflicts, acts of terrorism (including cyber attacks) or other catastrophic events, including storms, droughts, tornadoes, hurricanes and flooding, that may affect general economic conditions; (24) the Company’s actual cost savings resulting from previous or future acquisitions are less than expected, it is unable to realize those cost savings as soon as expected, or it incurs additional or unexpected costs; (25) the Company’s revenues after previous or future acquisitions are less than expected; (26) the liquidity of, and changes in the amounts and sources of liquidity available to, us, before and after the acquisition of any financial institutions that the Company acquires; (27) deposit attrition, operating costs, customer loss and business disruption before and after the Company’s completed acquisitions, including, without limitation, difficulties in maintaining relationships with employees, may be greater than the Company expected; (28) the effects of the combination of the operations of financial institutions that the Company acquired in the recent past or may acquire in the future with the Company’s operations and the operations of Independent Bank, the effects of the integration of such operations being unsuccessful, and the effects of such integration being more difficult, time-consuming or costly than expected or not yielding the cost savings that the Company expects; (29) the impact of investments that the Company or Independent Bank may have made or may make and the changes in the value of those investments; (30) the quality of the assets of financial institutions and companies that the Company has acquired in the recent past or may acquire in the future being different than the Company determined or determine in its due diligence investigation in connection with the acquisition of such financial institutions and any inadequacy of loan loss reserves relating to, and exposure to unrecoverable losses on, loans acquired; (31) the Company’s ability to continue to identify acquisition targets and successfully acquire desirable financial institutions to sustain its growth, to expand its presence in its markets and to enter new markets; (32) technology-related changes are harder to make or are more expensive than expected; (33) attacks on the security of, and breaches of, the Company or Independent Bank’s digital information systems, the costs the Company or Independent Bank incur to provide security against such attacks and any costs and liability the Company or Independent Bank incurs in connection with any breach of those systems; (34) the potential impact of technology and “FinTech” entities on the banking industry generally, and (35) our success at managing the risks involved in the foregoing items; and (36) the other factors that are described in the Company’s Annual Report on Form 10-K filed on March 8, 2017, under the heading “Risk Factors”, and other reports and statements filed by the Company with the SEC. Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. 2

Today's Presenters David R. Brooks Chairman of the Board, CEO and President, Director • 38 years in the financial services industry; 30 years at Independent Bank • Active in community banking since the early 1980s - led the investor group that acquired Independent Bank in 1988 Michelle S. Hickox Executive Vice President, Chief Financial Officer •28 years in the financial services industry; 6 years at Independent Bank •Formerly a Financial Services Audit Partner at RSM US LLP •Certified Public Accountant 3 Daniel W. Brooks Vice Chairman, Chief Risk Officer, Director • 35 years in the financial services industry; 29 years at Independent Bank • Active in community banking since the early 1980s

Fourth Quarter Key Highlights • Solid earnings with increases across major income related metrics ◦ Adjusted (non-GAAP) net income was $25.3 million, or $0.90 per diluted share, compared to $24.8 million, or $0.89 per diluted share, for third quarter 2017 ◦ Adjusted (non-GAAP) return on average assets increased to 1.15%, from third quarter 2017 of 1.13% ◦ Improved adjusted (non-GAAP) efficiency ratio of 50.1%, compared to 51.2% for third quarter 2017 • Organic loan growth of 11.6% for the quarter (annualized) and 12.2% since year end 2016 • Announced acquisition of Integrity Bancshares, Inc. and its subsidiary, Integrity Bank, that is projected to be accretive to earnings per share with minimal dilution to tangible book value • Completed a primary/secondary equity offering, raising $26.8 million (net of offering costs) and a $30 million subordinated debt offering, which enhanced the Company's capital position • Sharpened footprint and focus on Colorado Front Range with the successful sale of nine Colorado branches transferring approximately $99 million in loans and $160 million in deposits 4

Fourth Quarter Selected Financial Data ($ in thousands except per share data) As of and for the Quarter Ended Balance Sheet Data December 31, 2017 September 30, 2017 December 31, 2016 Linked Quarter Change Annual Change Total assets $ 8,684,463 $ 8,891,114 $ 5,852,801 (2.3)% 48.4 % Loans held for investment (gross, excluding mortgage warehouse purchase loans) 6,309,549 6,226,343 4,572,771 1.3 38.0 Mortgage warehouse purchase loans 164,694 138,561 — 18.9 100.0 Total deposits 6,632,822 6,872,631 4,577,109 (3.5) 44.9 Total borrowings (excluding junior subordinated debentures) 667,578 683,492 568,045 (2.3) 17.5 Total stockholders' equity 1,336,018 1,281,460 672,365 4.3 98.7 Earnings and Profitability Data Net interest income $ 75,254 $ 72,857 $ 46,526 3.3% 61.7 % Net interest margin 3.97% 3.85% 3.59% 3.1 10.6 Non-interest income $ 13,579 $ 12,130 $ 5,224 11.9 159.9 Non-interest expense 49,553 47,904 27,361 3.4 81.1 Net income (1) 19,193 23,514 14,775 (18.4) 29.9 Basic EPS $ 0.69 $ 0.85 $ 0.79 (18.8) (12.7) Diluted EPS $ 0.68 $ 0.84 $ 0.79 (19.0) (13.9) Adjusted net interest margin (2) (3) 3.84% 3.80% 3.58% 1.1 7.3 Adjusted net income (3) $ 25,313 $ 24,829 $ 15,541 1.9 62.9 Adjusted basic EPS (3) $ 0.91 $ 0.89 $ 0.83 2.2 9.6 Adjusted diluted EPS (3) $ 0.90 $ 0.89 $ 0.83 1.1 8.4 Return on average assets 0.87% 1.07% 1.03% (18.7) (15.5) Adjusted return on average assets (3) 1.15% 1.13% 1.08% 1.8 6.5 5 (1) Includes $5,528 thousand charge to remeasure deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act for the quarter ended December 31, 2017. (2) Non-GAAP financial measure. Excludes income recognized on acquired loans of $2,463, $905 and $51, respectively. (3) See Appendix for non-GAAP reconciliation

(1) Includes $5,528 thousand charge to remeasure deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act for the year and quarter ended December 31, 2017. (2) See Appendix for non-GAAP reconciliation 6 Net Income Growth $ in Millions

Interest Income Growth 7 Interest Income, Net Interest Income and NIM Trends Core EPS (1)

Earnings Per Share and Adjusted Earnings Per Share Trends (diluted) (1) Includes $5,528 thousand charge to remeasure deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act for the year and quarter ended December 31, 2017. (2) See Appendix for non-GAAP reconciliation 8

Adjusted Efficiency Ratio Adjusted Efficiency Ratio Trends (1) (1) See Appendix for non-GAAP reconciliation 9

Total Loans by Year and Current Annual Trend ($ in billions) (1) Loan Portfolio Growth (1) Includes loans held for sale 10

Loan Portfolio Composition Loan Composition at 12/31/2017 CRE Loan Composition at 12/31/2017 Loans by Region at 12/31/2017 11 2017 YTD adjusted loan yield: 4.88% (1) (1) Non-GAAP financial measure. Excludes $4,063 of income recognized on acquired loans.

Retail CRE and C&D Composition at 12/31/2017 Commercial Real Estate (CRE) and Construction and Development (C&D) 12 CRE and C&D Concentrations at 12/31/2017 • 574 Retail Loans • 33 Loans > $5MM • 1.64 AVG DSCR (1) • 63% AVG LTV (1) (1) Loans greater than $500 thousand Loans > $500 thousand

NPLs / Loans NCOs / Average Loans Note: Financial data as of and for quarter ended September 30, 2017 for peer data and December 31, 2017 for IBTX. Interim quarterly chargeoff data annualized. Source: U.S. and Texas Commercial Bank numbers from S&P Global Market Intelligence. Historically Strong Credit Culture 13

Provision expense and Net chargeoff trends Provision and Chargeoffs • Historically low chargeoffs 14 ($ in thousands)

Energy Lending (in millions) 15

Deposit Mix and Pricing (1) Average rate for total deposits 2017 YTD Average Rate for Interest-bearing deposits: 0.63% 16

Total Capital , Tier 1 and TCE/TA Ratios (1) Capital (1) See Appendix for non-GAAP reconciliation 17

Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Quarterly Periods For the Quarters Ended ($ in thousands except per share data) December 31, 2017 September 30, 2017 June 30, 2017 March 31, 2017 December 31, 2016 Net Interest Income - Reported (a) 75,254 72,857 69,500 47,867 46,526 Income recognized on acquired loans (2,463) (905) (572) (123) (51) Adjusted Net Interest Income (b) 72,791 71,952 68,928 47,744 46,475 Provision Expense - Reported (c) 1,897 1,873 2,472 2,023 2,197 Noninterest Income - Reported (d) 13,579 12,130 10,995 4,583 5,224 Gain on sale of loans — (338) (13) — — (Gain) loss on sale of branch (3,044) 127 — — — (Gain) loss on sale of OREO and repossessed assets (876) — 26 — — Gain on sale of securities (72) — (52) — — Loss (gain) on sale of premises and equipment 6 21 (1) (5) — Recoveries on charged off loans acquired (65) (994) (123) — — Adjusted Noninterest Income (e) 9,528 10,946 10,832 4,578 5,224 Noninterest Expense - Reported (f) 49,553 47,904 51,328 28,028 27,361 OREO impairment (375) (917) (120) — — IPO related stock grant (128) (128) (127) (125) (127) Acquisition expense (6,509) (3,013) (7,278) (459) (1,075) Adjusted Noninterest Expense (g) 42,541 43,846 43,803 27,444 26,159 Income Tax Expense Reported (h) 18,190 11,696 8,561 6,728 7,417 Adjusted Net Income (1) (b) - (c) + (e) - (g) = (i) 25,313 24,829 22,746 15,990 15,541 Average shares for basic EPS (j) 27,933,201 27,797,779 27,782,584 18,908,679 18,613,975 Average shares for diluted EPS (k) 28,041,371 27,901,579 27,887,485 19,015,810 18,716,614 Adjusted Basic EPS (i) / (j) $ 0.91 $ 0.89 $ 0.82 $ 0.85 $ 0.83 Adjusted Diluted EPS (i) / (k) $ 0.90 $ 0.89 $ 0.82 $ 0.84 $ 0.83 EFFICIENCY RATIO Amortization of core deposit intangibles (l) $ 1,328 $ 1,409 $ 1,410 $ 492 $ 492 Reported Efficiency Ratio (f - l) / (a + d) 54.29% 54.71% 62.01% 52.50% 51.92 % Adjusted Efficiency Ratio (g - l) / (b + e) 50.06% 51.19% 53.15% 51.51% 49.65 % PROFITABILITY Total Average Assets (m) $ 8,702,597 $ 8,726,847 $ 8,478,360 $ 5,880,473 $ 5,729,160 Return on Average Assets (annualized) (a - c + d - f - h) / (m) 0.87% 1.07% 0.86% 1.08% 1.03 % Adjusted Return on Average Assets (annualized) (i) / (m) 1.15% 1.13% 1.08% 1.10% 1.08 % Supplemental Information - Non-GAAP Financial Measures (unaudited) APPENDIX (1) Excludes $5,528 thousand charge to remeasure deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act and $259 thousand of one-time nondeductible tax expense and assumes the resulting normalized effective tax rate of 33.2% for the quarter ended December 31, 2017. Assumes an actual effective tax rate of 33.2%, 32.1%, 30.0% and 33.4%, for the quarters ended September 31, 2017, March 31, 2017 and December 31, 2016, respectively. 18

Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Annual Periods APPENDIX (1) Excludes $5,528 thousand charge to remeasure deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act and $259 thousand of one-time nondeductible tax expense and assumes the resulting normalized effective tax rate of 32.4% for the year ended December 31, 2017. Assumes actual effective tax rate of 33.2% and 32.6% for the years ended December 31, 2016, and 2015, respectively. 19 ($ in thousands except per share data) For the Year Ended December 31, 2017 2016 2015 Net Interest Income - Reported (a) $ 265,478 $ 183,806 $ 154,098 Income recognized on acquired loans (4,063) (1,765) (1,272) Adjusted Net Interest Income (b) $ 261,415 $ 182,041 $ 152,826 Provision Expense - Reported (c) 8,265 9,440 9,231 Noninterest Income - Reported (d) 41,287 19,555 16,128 Gain on sale of loans (351) — (116) (Gain) loss on sale of branch (2,917) 43 — Gain on sale of OREO/repossessed assets (850) (62) (290) Gain on sale of securities (124) (4) (134) Loss (gain) on sale of premises and equipment 21 (32) 358 Recoveries on charged off loans acquired (1,182) — — Adjusted Noninterest Income (e) 35,884 19,500 15,946 Noninterest Expense - Reported (f) 176,813 113,790 103,198 Senior leadership restructuring — (2,575) — OREO impairment (1,412) (106) (35) IPO related stock grant (508) (543) (624) Acquisition expense (17,259) (3,121) (3,954) Adjusted Noninterest Expense (g) 157,634 107,445 98,585 Income Tax Expense Reported (h) $ 45,175 $ 26,591 $ 19,011 Adjusted Net Income (1) (b) - (c) + (e) - (g) = (i) $ 88,878 $ 56,563 $ 41,056 Average shares for basic EPS (j) 25,636,292 18,501,663 17,321,513 Average shares for diluted EPS (k) 25,742,362 18,588,309 17,406,108 Adjusted Basic EPS (i) / (j) $ 3.47 $ 3.06 $ 2.37 Adjusted Diluted EPS (i) / (k) $ 3.45 $ 3.04 $ 2.36 EFFICIENCY RATIO Amortization of core deposit intangibles (l) $ 4,639 $ 1,964 $ 1,555 Reported Efficiency Ratio (f - l) / (a + d) 56.13% 54.99% 59.71 % Adjusted Efficiency Ratio (g - l) / (b + e) 51.46% 52.34% 57.49 % PROFITABILITY Total Average Assets (m) $ 7,966,421 $ 5,469,542 $ 4,395,552 Return on Average Assets (annualized) (a - c + d - f - h) / (m) 0.96% 0.98% 0.88 % Adjusted Return on Average Assets (annualized) (i) / (m) 1.12% 1.03% 0.93%

Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Tangible Common Equity to Tangible Assets APPENDIX Tangible Common Equity To Tangible Assets 12/31/17 9/30/17 6/30/17 3/31/17 12/31/16 12/31/2015 12/31/14 ($ in thousands) Tangible Common Equity Total common stockholders' equity $ 1,336,018 $ 1,281,460 $ 1,259,592 $ 688,469 $ 672,365 $ 603,371 $ 516,913 Adjustments: Goodwill (621,458) (606,701) (607,263) (258,319) (258,319) (258,643) (229,457) Core deposit intangibles, net (43,244) (47,198) (48,992) (13,685) (14,177) (16,357) (12,455) Tangible Common Equity $ 671,316 $ 627,561 $ 603,337 $ 416,465 $ 399,869 $ 328,371 $ 275,001 Tangible Assets Total Assets $ 8,684,463 $ 8,891,114 $ 8,593,979 $ 6,022,614 $ 5,852,801 $ 5,055,000 $ 4,132,639 Adjustments: Goodwill (621,458) (606,701) (607,263) (258,319) (258,319) (258,643) (229,457) Core deposit intangibles (43,244) (47,198) (48,992) (13,685) (14,177) (16,357) (12,455) Tangible Assets $ 8,019,761 $ 8,237,215 $ 7,937,724 $ 5,750,610 $ 5,580,305 $ 4,780,000 $ 3,890,727 Tangible Common Equity To Tangible Assets 8.37% 7.62% 7.60% 7.24% 7.17% 6.87% 7.07% 20